CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
CURRENT ASSETS
Accounts receivable, net of allowance	$ 18	$ 12	$ 20
Inventory, net of reserves	$ 44	$ 52	$ 64
STOCKHOLDERS' EQUITY :
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, Authorized	145,000	145,000	100,000
Common stock, Issued	65,492	62,282	52,211
Common stock, outstanding	65,492	62,282	52,211